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EXHIBIT 23.2

CONSENT OF INDEPENDENT RESERVE ENGINEERS

        We hereby consent to the incorporation by reference in this Form S-3 Registration Statement of Transmeridian Exploration, Inc. (the "Company") and to references to this firm of the Company's estimated proved reserves as of December 31, 2003 in this Registration Statement.

/s/ Ryder Scott Company, L.P. RYDER SCOTT COMPANY, L.P. November 30, 2004

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  EXHIBIT 23.2